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                                                                EXHIBIT 99(4)

                                    CONSENT

     EACH OF THE UNDERSIGNED HEREBY CONSENTS TO BE A DIRECTOR OF CNA SURETY CORPORATION UPON THE CONSUMMATION OF THE MERGER AS CONTEMPLATED THE REORGANIZATION AGREEMENT BETWEEN AND AMONG CAPSURE HOLDINGS CORP., CONTINENTAL CASUALTY COMPANY AND CERTAIN OF ITS AFFILIATES.


DATED:
      --------------    -------------------------------------
                                GEORGIO BALZER

DATED:
      --------------    -------------------------------------
                                ROD F. DAMMEYER

DATED:
      --------------    -------------------------------------
                                BRUCE A. ESSELBORN

DATED:
      --------------    -------------------------------------
                                MELVIN GRAY

DATED:
      --------------    -------------------------------------
                                JOE P. KIRBY

DATED:
      --------------    -------------------------------------
                                JOHN T. KNOX, JR.

DATED:                  /s/     Roy E. Posner
      --------------    -------------------------------------
                                ROY E. POSNER

DATED:
      --------------    -------------------------------------
                                ADRIAN M. TOCKLIN